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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2001

                      PROTEIN POLYMER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                       0-19724               33-0311631
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


10655 Sorrento Valley Road, San Diego California                   92121
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:            (858) 558-6064


                                Not Applicable
                                ==============
         (Former name or former address, if changed since last report)


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Item 5.        Other Events.

     (a)  Amendment to Articles of Incorporation.

          (i) On June 12, 2001, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware, increasing the number of shares of Common Stock, par value $.01 per share, that the Registrant has the authority to issue from 40,000,000 to 60,000,000 shares. The stockholders of the Registrant approved the Certificate of Amendment at the Annual Meeting of Stockholders held on May 18, 2001. The Certificate of Amendment of Certificate of Incorporation is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 7.        Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number   Description of Document
--------------   -----------------------

99.1             Certificate of Amendment of Certificate of Incorporation
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    June 14, 2001                   PROTEIN POLYMER TECHNOLOGIES, INC.



                                         By: /s/ J. Thomas Parmeter
                                             -----------------------------------
                                                 J. Thomas Parmeter
                                                 Chief Executive Officer
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                               INDEX TO EXHIBITS

Exhibit Number      Description of Document
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99.1                Certificate of Amendment of Certificate of Incorporation